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                                                                   Exhibit 10.54

                            TERMINATION AGREEMENT FOR
                 STOCKHOLDERS AND REGISTRATION RIGHTS AGREEMENT


        Termination Agreement, dated as of May 23, 1997, by and among Clearview Cinema Group, Inc. (the "Company"), CMNY Capital II, L.P., MidMark Capital, L.P., A. Dale Mayo, Brett E. Marks, Michael C. Rush, Emerson Cinema, Inc., Paul Kay, Cindy Kay and Louis G. Novick.

        WHEREAS, the parties hereto are parties to a Stockholders and Registration Rights Agreement, dated as of May 29, 1996, as amended (the "Agreement"); and

        WHEREAS, the Company is contemplating an initial public offering (the "Offering") of shares of its Common Stock, $.01 par value, pursuant to a registration statement on Form SB-2 to be filed with the Securities and Exchange Commission on May 27, 1997; and

        WHEREAS, the proposed managing underwriter for the Offering has requested that, in connection with the Offering, the Agreement be terminated and that the parties thereto enter into a new registration rights agreement; and

        WHEREAS, the parties hereto are executing a new registration rights agreement as of the date hereof and are willing to terminate the Agreement in connection with the Offering.

        NOW, THEREFORE, the parties hereto, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, agree as follows:

         1. Effective as of immediately prior to the consummation of the Offering, all rights and obligations of the parties hereto under the Agreement shall terminate and the Agreement shall have no further force and effect.

         2. This Termination Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. Any changes in or additions to this Termination Agreement may be made only upon the written consent of all parties hereto.

         3. This Termination Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         4. This Termination Agreement shall be construed and enforced in accordance with the laws of the state of Delaware without regard to any of its principles of conflicts of law.


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         5. This Termination Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the parties hereto have executed this Termination Agreement as of the date first set forth above.


MIDMARK CAPITAL, L.P.                          CLEARVIEW CINEMA GROUP, INC.


By:  MidMark Associates, Inc.
     General Partner


       By:                                     By:
           -------------------------                --------------------------
           Denis Newman                             A. Dale Mayo
           President                                President


EMERSON CINEMA, INC.                           CMNY CAPITAL II, L.P.


By:                                            By:
   -----------------------                          --------------------------
   John Nelson                                      Robert G. Davidoff
   President                                        General Partner


--------------------------                     -------------------------------
Paul Kay                                       A. Dale Mayo



--------------------------                     -------------------------------
Cindy Kay                                      Brett E. Marks



                                               -------------------------------
                                               Michael C. Rush



                                               -------------------------------
                                               Louis G. Novick